SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2006 (August 15, 2006)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

2006 Stock and Incentive Compensation Plan

On August 15, 2006, the Board of Directors of Massey Energy Company (the “Registrant”) approved several amendments to the Massey Energy Company 2006 Stock and Incentive Compensation Plan (the “Plan”) that did not require shareholder approval. Articles VIII (Restricted Stock) and IX (Restricted Units) of the Plan were amended to require (i) performance-based awards to have a performance period of at least one year and (ii) service-based awards to have vesting terms of at least three years, though vesting may occur ratably over the course of such term (e.g. a three year service-based award may vest 33.3% after the first, second and third year). Article X (Unrestricted Stock) of the Plan was amended to require that no more than 5% of the shares authorized under the Plan may be issued in the form of unrestricted stock. Article XI (Incentive Awards) of the Plan was amended to require that no one individual may receive incentive awards in any given calendar year of more than $10,000,000. The Plan was amended and restated, effective as of August 15, 2006, to incorporate these revisions, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated into this Item 1.01.

Form Grant Agreements for Non-Employee Directors

On August 15, 2006, the Board of Directors approved form grant agreements to be used for non-employee directors under the Massey Energy Company 2006 Stock and Incentive Plan in conjunction with grants awarded pursuant to the Massey Energy Company Non-Employee Director Compensation Summary filed as Exhibit 10.2 to the Registrant’s Form 8-K filed May 31, 2005. Two of the form grant agreements are for initial grants, one for restricted stock and one for restricted units, and the third form grant agreement is for annual grants of restricted stock. Copies of these three forms are attached hereto as Exhibits 10.2, 10.3, and 10.4, respectively, and are hereby incorporated into this Item 1.01.

Non-Employee Director Compensation Summary

On August 15, 2006, the Board of Directors approved changes to the Massey Energy Company Non-Employee Director Compensation Summary applicable to non-employee director awards authorized after August 15, 2006. The number of shares of restricted stock awarded to a director upon his or her appointment or election to the Board of Directors was changed from 4,056 to 4,000. The number of restricted units awarded to a director upon his or her appointment to the Board was changed from 2,705 to 2,750. The number of shares of restricted stock awarded on an annual basis to directors was changed from 2,028 to 2,000. One-third of each grant will vest on each of the three anniversary dates following the date of the grant. The Massey Energy Company Non-Employee Director Compensation Summary as amended and restated effective August 16, 2006 is attached hereto as Exhibit 10.5 and is hereby incorporated into this Item 1.01.

Credit Agreement

On August 16, 2006, the Registrant issued a press release announcing that it had entered into an amended and restated asset-based revolving credit agreement, which provides for available borrowings, including letters of credit, of up to $175 million, depending on the level of eligible inventory and accounts receivable. The previous credit limit was $130 million, including a $100 million sublimit for letters of credit. In addition, the Company achieved improved pricing and extended the facility’s maturity to August 2011. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 1.01. A copy of the Amended and Restated Credit Agreement dated as of August 15, 2006 is attached hereto as Exhibit 10.6 and is hereby incorporated into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Massey Energy Company 2006 Stock and Incentive Compensation Plan (as Amended and Restated Effective August 15, 2006).

10.2	Non-Employee Director Initial Restricted Stock Award Agreement.

10.3	Non-Employee Director Initial Restricted Unit Award Agreement.

10.4	Non-Employee Director Annual Restricted Stock Award Agreement.

10.5	Massey Energy Company Non-Employee Director Compensation Summary (as Amended and Restated Effective August 16, 2006).

10.6	Amended and Restated Credit Agreement dated as of August 15, 2006.

99.1	Press release dated August 16, 2006 issued by the Registrant entitled “Massey Energy Completes $175 Million Asset-Based Credit Facility.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: August 18, 2006	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

10.1	Massey Energy Company 2006 Stock and Incentive Compensation Plan (as Amended and Restated Effective August 15, 2006).

10.2	Non-Employee Director Initial Restricted Stock Award Agreement.

10.3	Non-Employee Director Initial Restricted Unit Award Agreement.

10.4	Non-Employee Director Annual Restricted Stock Award Agreement.

10.5	Massey Energy Company Non-Employee Director Compensation Summary (as Amended and Restated Effective August 16, 2006).

10.6	Amended and Restated Credit Agreement dated as of August 15, 2006.

99.1	Press release dated August 16, 2006 issued by the Registrant entitled “Massey Energy Completes $175 Million Asset-Based Credit Facility.”